UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     May 7, 2012

UBS Commercial Mortgage Trust 2012-C1
(Exact name of issuing entity)

UBS Commercial Mortgage Securitization Corp.
(Exact name of the depositor as specified in its charter)

UBS Real Estate Securities Inc.
Barclays Bank PLC
Archetype Mortgage Funding II LLC
(Exact name of sponsors as specified in their charters)

Delaware	333-177354-01	45-3587479
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

1285 Avenue of the Americas
New York, New York	10019
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor's telephone number, including area code	(212) 713-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.                      Financial Statements and Exhibits.

In connection with the offering of commercial mortgage-backed securities contemplated by the Prospectus Supplement dated April 24, 2012 to the Prospectus dated April 17, 2012, as filed by the Registrant on May 7, 2012, the Registrant is attaching as exhibits to this Form 8-K the related Pooling and Servicing Agreement, Underwriting Agreement and Mortgage Loan Purchase Agreements.

(d)           Exhibits

Exhibit 1
Underwriting Agreement, dated April 24, 2012, by and among UBS Commercial Mortgage Securitization Corp., as depositor, and UBS Securities LLC, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International, Inc., as underwriters.

Exhibit 4
Pooling and Servicing Agreement, dated as of May 1, 2012, by and among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, TriMont Real Estate Advisors, Inc., as operating advisor, and Deutsche Bank Trust Company Americas, as trustee, certificate administrator, paying agent and custodian.

Exhibit 99.1
Mortgage Loan Purchase Agreement, dated as of May 8, 2012, between UBS Real Estate Securities Inc. and UBS Commercial Mortgage Securitization Corp., pursuant to which UBS Real Estate Securities Inc. sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.

Exhibit 99.2
Mortgage Loan Purchase Agreement, dated as of May 8, 2012, between Barclays Bank PLC and UBS Commercial Mortgage Securitization Corp., pursuant to which Barclays Bank PLC sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.

Exhibit 99.3
Mortgage Loan Purchase Agreement, dated as of May 8, 2012, between Archetype Mortgage Funding II LLC and UBS Commercial Mortgage Securitization Corp., pursuant to which Archetype Mortgage Funding II LLC sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UBS COMMERCIAL MORTGAGE SECURITIZATION CORP.

Date: May 7, 2012	By:	/s/ David Schell
Name: David Schell
Title: Director

By:	/s/ Siho Ham
Name: Siho Ham
Title: Associate Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1
Underwriting Agreement, dated April 24, 2012, by and among UBS Commercial Mortgage Securitization Corp., as depositor, and UBS Securities LLC, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International, Inc., as underwriters
(E)
4
Pooling and Servicing Agreement, dated as of May 1, 2012, by and among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, TriMont Real Estate Advisors, Inc., as operating advisor, and Deutsche Bank Trust Company Americas, as trustee, certificate administrator, paying agent and custodian.
(E)
99.1
Mortgage Loan Purchase Agreement, dated as of May 8, 2012, between UBS Real Estate Securities Inc. and UBS Commercial Mortgage Securitization Corp., pursuant to which UBS Real Estate Securities Inc. sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.
(E)
99.2
Mortgage Loan Purchase Agreement, dated as of May 8, 2012, between Barclays Bank PLC and UBS Commercial Mortgage Securitization Corp., pursuant to which Barclays Bank PLC sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.
(E)
99.3
Mortgage Loan Purchase Agreement, dated as of May 8, 2012, between Archetype Mortgage Funding II LLC and UBS Commercial Mortgage Securitization Corp., pursuant to which Archetype Mortgage Funding II LLC sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.
(E)